UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 26, 2007


                              ATC HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                          0-11380                11-2650500
-------------------------------         ------------         -------------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         file number)         Identification No.)


1983 Marcus Avenue, Lake Success, New York                11042
------------------------------------------                -----
(Address of principal executive offices)                (Zip Code)


                                 (516) 750-1600
              (Registrant's telephone number, including area code)

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

            On February 26, 2007, ATC Healthcare, Inc. ("Company") received a letter from the staff of The American Stock Exchange ("AMEX") indicating that the Company had failed to comply with Section 3.01 of the AMEX Company Guide due to the Company's issuance on January 16, 2007 of 2,000,000 shares of its Class A Common Stock to an accredited investor without first obtaining the AMEX's approval for that issuance. The letter stated that, as a result, the Company was not in compliance with the AMEX's continued listing standards.

            To remedy its omission, on February 28, 2007, the Company submitted to the AMEX an Additional Listing Application covering the shares of Class A Common Stock and related warrants issued on January 16, 2007.

            In its letter, the AMEX also informed the Company that by March 5, 2007, it will be included in a list of issuers, posted daily on the AMEX website, that are not in compliance with the continued listing standards.

            In addition, the AMEX stated that it is utilizing the financial status indicator fields in the Consolidated Tape Association's Consolidated Tape System ("CTS") and Consolidated Quote Systems ("CQS") Low Speed and High Speed Tapes to identify companies that are noncompliant with the AMEX's continued listing standards. The AMEX said that the Company will be subject to the indicator ".BC" to denote "below compliance." The AMEX explained that the indicator will not change the Company's trading symbol itself, but will be disseminated as an extension of the Company's symbol on the CTS and CQS whenever the Company's trading symbol is transmitted with a quotation or trade.

            Finally, the AMEX noted that both the website posting and the indicator will remain in effect until the Company has regained compliance with all applicable continued listing standards.

            On February 28, 2007, the Company issued a press release disclosing the foregoing, a copy of which is attached to this report as Exhibit 99.1.


Item 9.01.      Financial Statements and Exhibits.

        (d)     Exhibits

                Exhibit No.     Description
                -----------     -----------
                  99.1          Press release dated February 28, 2007


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

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 2, 2007                    ATC HEALTHCARE, INC.

                                        By: /s/ Daniel M. Pess
                                            ------------------------------------
                                            Daniel M. Pess
                                            Senior Vice President-Finance,
                                            Chief Financial Officer,
                                            and Treasurer



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